MIROVA GLOBAL SUSTAINABLE EQUITY FUND

Supplement dated November 14, 2019 to the Prospectus of the Mirova Global Sustainable Equity Fund (the “Fund”), dated May 1, 2019, as may be revised or supplemented from time to time.

Effective immediately, the information within the table under the “Prior Related Performance of Similarly Managed Accounts” section is amended and restated as follows with respect to the Fund:

Mirova’s Prior Performance of Similar Accounts Relating to the Fund

Average Annual Total Returns (for the periods ended December 31, 2018)	Past 1 Year	Past 5 Years	Since Inception (10/31/13)*
Mirova Global Equity Composite (Net of Fees)	-6.54%	4.90%	6.16%

Mirova Global Equity Composite (Gross of Fees)	-5.57%	5.85%	7.12%

MSCI World Index (Net)	-8.71%	4.56%	5.19%

*

Jens Peers, CFA® has managed the accounts in the Composite since their inception. Hua Cheng, CFA®, PhD was added to the management team of the account in the Composite on March 3, 2014. Amber Fairbanks was added to the management team of the accounts in the Composite on November 1, 2018, replacing Suzanne Senellart.